SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 6, 2003


                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22818                  22-3240619
----------------------------            -----------          -------------------
(State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation)                       File Number)         Identification No.)



           58 South Service Road
           Melville, New York                                     11747
----------------------------------------------                 ----------
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code (631) 730-2200

Item 12.   Results of Operations and Financial Condition

     On May 6, 2003, The Hain Celestial Group, Inc. announced its earnings for its third quarter 2003 ended March 31, 2003. A copy of the related press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits.

Exhibit No.               Description
----------                -----------
99.1                      Press release dated May 6, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE HAIN CELESTIAL GROUP, INC.


Dated:  May 6, 2003              By:    /s/ Ira J. Lamel
                                        ----------------------------------------
                                        Name: Ira J. Lamel
                                        Title: Executive Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.               Description
----------                -----------
99.1                      Press release dated May 6, 2003

                                                                    Exhibit 99.1


Contact:  Ira Lamel, CFO                           Jeremy Fielding/David Lilly
          The Hain Celestial Group, Inc.           Kekst and Company
          631-730-2200                             212-521-4800


                  FOR IMMEDIATE DISTRIBUTION


                  THE HAIN CELESTIAL GROUP REPORTS THIRD QUARTER 2003

                  FINANCIAL RESULTS


             Third Quarter Revenue Grows 22% to Record $129 Million

               Third Quarter Net Income Rises 53% Over Prior Year

                         Earnings Reach $0.23 Per Share

MELVILLE, NY, May 6, 2003 - The Hain Celestial Group (NASDAQ:HAIN), the leading natural and organic food company, today announced that for the third quarter of fiscal 2003, ended March 31, 2003, net income rose 53% to $7.9 million on record revenues of $129.2 million, a 22% increase over the third quarter of fiscal 2002. Earnings were $0.23 per share in the 2003 quarter, compared to $0.15 per share in the prior year's quarter.

Irwin D. Simon, Chairman, President and Chief Executive Officer of The Hain Celestial Group said, "We are pleased with our strong growth and our performance in this quarter, especially in light of the continued difficult economic environment. With continued pressure on consumer spending, and distributors and retailers around the country carefully managing inventory levels, we generated record sales and solid profit performance."

"All of our business groups - our Melville-based brands, Teas, Canada, and Europe - contributed to our performance, as we capitalized on new distribution opportunities and met the increasing consumer demand for healthy foods. Celestial Seasonings grew over 4% in the quarter, and we believe that recent studies showing that drinking tea provides benefits to the immune system should aid future growth. Our Canadian business, which includes Yves' Veggie Cuisine and Imagine in Canada, and our European business, which includes Lima, Biomarche, and now Imagine in Europe, each grew over 30%. Yves' growth reflected the increasing public awareness of the health benefits of soy. Our Melville group of brands, which includes all of our other domes-tic brands and Imagine in the U.S., grew 27% in the quarter. We were particularly pleased that Terra grew slightly in the quarter compared to the prior year's quarter, reversing recent declines. We look forward to greater sales increases from Terra in the fourth quarter and beyond with better execution, new packaging and flavors, and a reinvigorated strategy for multiple distribution channels that has resulted in sales to 7-Eleven, among other opportunities."

 "Our results this quarter also reflected the progress of the integration of the Imagine businesses, which is going better than planned. We have closed the San Carlos, CA offices of Imagine, and we have successfully integrated the Imagine businesses and systems into each of our geographic platforms in the US, Canada and Europe. As a result, we are extremely confident we will accomplish the $2-$3 million in cost synergies in the next fiscal year. "

"We are also delighted to welcome David Cowperthwait to the Hain Celestial team. David spent many years with Frito Lay and Quaker Oats, and has become our Vice President, Operations, with responsibility for purchasing and procurement, transportation, distribution, warehousing and manufacturing."

Simon continued, "As we enter the fourth quarter of our 2003 fiscal year, we are comfortable with our previously announced estimates for both sales and earnings."

Hain Celestial's balance sheet continues to be very strong. At the end of the third quarter, working capital totaled $84.3 million with a current ratio of 2.3 to 1. Receivables carried only 45 days sales while the company's inventories were reduced to 60 days sales from the prior year's 74 days. Debt as a percentage of equity was 12%, and total equity reached $430 million.

Management will host a conference call to discuss its third quarter results at 8:30 a.m. EST on May 6, 2003. The call may be accessed on the Internet at www.vcall.com (enter ticker symbol: HAIN).


                         About The Hain Celestial Group


The Hain Celestial Group, headquartered in Melville, NY, is a natural, specialty and snack food company. The Company is a leader in 13 of the top 15 natural food categories, with such well-known natural food brands as Celestial Seasonings (R) teas, Hain Pure Foods(R), Westbrae(R), Westsoy(R), Rice Dream(R), Soy Dream(R), Imagine(R), Arrowhead Mills(R), Health Valley(R), Breadshop's(R), Casbah(R), Garden of Eatin(R), Terra Chips(R), Yves Veggie Cuisine(R), The Good Dog (R), The Good Slice(R), DeBoles(R), Earth's Best(R), and Nile Spice, and Lima(R) and Biomarche(R) in Europe. The Company's principal specialty product lines include Hollywood(R) cooking oils, Es-tee(R) sugar-free products, Kineret(R) kosher foods, Boston Better Snacks(R), and Alba Foods(R). The Hain Celestial Group's website can be found at www.hain-celestial.com.

Statements made in this Press Release that are estimates of past or future performance are based on a number of factors, some of which are outside of the Company's control. Statements made in this Press Release that state the intentions, beliefs, expectations or predictions of The Hain Celestial Group and its management for the future are forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in filings of The Hain Celestial Group with the U.S. Securities and Exchange Commission. Copies of these filings may be obtained by contacting The Hain Celestial Group or the SEC.

                               -- TABLES FOLLOW --

                                       ###

                         THE HAIN CELESTIAL GROUP, INC.
                           Consolidated Balance Sheets
                                 (In thousands)

                                                                       March 31,                June 30,
                                                                 ---------------------    --------------------
                                                                         2003                     2002
                                                                 ---------------------    --------------------
                                                                                  (Unaudited)

ASSETS
Current assets:
     Cash and cash equivalents                                    $     11,973              $      7,538
     Trade receivables, net                                             64,259                    49,018
     Inventories                                                        59,518                    53,624
     Recoverable income taxes                                              470                     3,677
     Deferred income taxes                                               7,223                     7,223
     Other current assets                                                6,282                     5,804
                                                                 ---------------------    --------------------
        Total current assets                                           149,725                   126,884

Property, plant and equipment,  net                                     66,102                    69,774
Goodwill, net                                                          289,492                   239,644
Trademarks and other intangible assets, net                             38,649                    38,083
Other assets                                                            12,142                     6,798
                                                                 ---------------------    --------------------
        Total assets                                              $    556,110              $    481,183
                                                                 ---------------------    --------------------
                                                                 ---------------------    --------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses                        $     48,243             $      46,166
     Accrued restructuring and non-recurring charges                     4,479                     6,410
     Income taxes payable                                                9,575                     1,935
     Current portion of long-term debt                                   3,157                     1,431
                                                                 ---------------------    --------------------
        Total current liabilities                                       65,454                    55,942

Deferred income taxes                                                   11,100                    11,100
Long-term debt, less current portion                                    49,718                    10,293
                                                                 ---------------------    --------------------
        Total liabilities                                              126,272                    77,335

Stockholders' equity:
     Common stock                                                          347                       341
     Additional paid-in capital                                        362,240                   354,822
     Retained earnings                                                  72,328                    51,597
     Treasury stock                                                     (8,156)                   (3,875)
     Foreign currency translation adjustment                             3,079                       963
                                                                 ---------------------    --------------------
        Total stockholders' equity                                     429,838                   403,848
                                                                 ---------------------    --------------------
        Total liabilities and stockholders' equity                $    556,110             $     481,183


                         THE HAIN CELESTIAL GROUP, INC.
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)



                                          Three Months Ended March 31,                      Nine Months Ended March 31,
                                  ---------------------------------------------    ----------------------------------------------
                                          2003                     2002                     2003                       2002
                                  ----------------------    -------------------    ----------------------    --------------------
                                                  (Unaudited)                                       (Unaudited)

Net sales                          $   129,224                $  105,614              $  348,650                 $   300,518
Cost of Sales                           89,224                    73,172                 239,050                     208,941
                                  ----------------------    -------------------    ----------------------    --------------------
Gross profit                            40,000                    32,442                 109,600                      91,577
SG&A expenses                           26,196                    23,911                  74,297                      63,951
Restructuring charges                        -                         -                      -                            -
                                  ----------------------    -------------------    ----------------------    --------------------

Operating income                        13,804                     8,531                  34,863                      27,626

Interest expense and
other expenses                           1,184                       300                   1,560                       2,221
                                  ----------------------    -------------------    ----------------------    --------------------
Income before income taxes              12,620                     8,231                  33,303                      25,405
Income tax provision                     4,764                     3,094                  12,572                       9,620
                                  ----------------------    -------------------    ----------------------    --------------------
Net income                         $     7,856                $    5,137              $   20,731                 $    15,785
                                  ----------------------    -------------------    ----------------------    --------------------
                                  ----------------------    -------------------    ----------------------    --------------------

Basic per share amounts            $      0.23                $     0.15              $     0.61                 $      0.47
                                  ----------------------    -------------------    ----------------------    --------------------
                                  ----------------------    -------------------    ----------------------    --------------------

Diluted per share amounts          $      0.23                $     0.15              $     0.60                 $      0.45
                                  ----------------------    -------------------    ----------------------    --------------------
                                  ----------------------    -------------------    ----------------------    --------------------


Weighted average common
 shares outstanding:
   Basic                                34,081                    33,868                  33,853                      33,741
                                  ----------------------    -------------------    ----------------------    --------------------
                                  ----------------------    -------------------    ----------------------    --------------------
   Diluted                              34,887                    34,908                  34,579                      34,808
                                  ----------------------    -------------------    ----------------------    --------------------
                                  ----------------------    -------------------    ----------------------    --------------------

